UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 31, 2008

GEOSTAR MINERAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53051	98-0516589
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3842-Orthopedic, Prosthetic & Surgical Appliances & Supplies
(Standard Industrial	0001385799
Classification)	(Central Index Key)

18 Lake Ridge, Middletown, NY 10940
(Address of principal executive offices, including zip code)

(718) 766-7898
(Registrant's telephone number, including area code)

Copy of Communication To:

Befumo & Schaeffer, PLLC
ATTN: Andrew J. Befumo, Esq.
2020 Pennsylvania Ave., NW, Suite 840
Washington, DC 20006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 9, 2009, the Board of Directors, by unanimous consent rescinded the Board’s prior approval of a change in Registrant’s fiscal year from a fiscal year ending on October 31 to a fiscal year ending on December 31.  Registrant has taken no action to implement any change in fiscal year, and Registrant’s fiscal year end shall remain October 31.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Geostar Mineral Corporation

Date: January 29, 2009	By:	/s/ Wang Hui
Wang Hui
Chief Executive Officer, Chairman of the Board